SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 8, 2000

                            MDI ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                          0-24919                     73-1515699
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

                                 201 Ann Street
                           Hartford, Connecticut 06103
                         (Address of principal executive
                           offices including zip code)

                                 (860) 527-5359
                         (Registrant's telephone number,
                              including area code)


                                      N.A.
          (Former name or former address, if changed since last report)


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 Item 5. Other Events.

         On September 8, 2000, MDI Entertainment, Inc. entered into a Loan Agreement with Robert R. Sparacino, Steven M.Saferin, President and Chief Executive Officer of MDI, and Media Drop-In Productions, Inc., a wholly owned subsidiary of MDI. Media Drop-In received loans in the aggregate principal amount of $520,000. The loans will be used to refinance existing indebtedness and for working capital purposes.

         Sparacino and Saferin each received a note, due on January 31, 2001, in the principal amount of $260,000. The notes are secured by a security interest in all of Media Drop-In's assets. The Sparacino note bears interest at a fixed rate of 15% per annum and the Saferin note bears interest at a fixed rate of 10% per annum, subject to a late charge equal to 5% of any installment of interest or principal which is not paid by Media Drop-In within 10 days of the due date. In the event of a default on the loans, including the failure to pay interest when due after a 10-day opportunity to cure, the outstanding principal balance of the loans will bear interest at the rate of 30% per annum (the "Default Rate"). If Media Drop-In fails to pay the principal and interest on the maturity date of the Sparacino note, the Default Rate will be applied to the principal balance of such note retroactive to September 8, 2000. Pursuant to a Guaranty secured by a security interest in substantially all of MDI's assets, MDI Entertainment, Inc. has guaranteed all of the obligations of Media Drop-In to Sparacino and Saferin. In connection with the Sparacino loan, Sparacino and his designees received 5-year warrants to purchase an aggregate of 13,205 shares of MDI common stock at an exercise price of $3.938 per share.

         In connection with the Loan Agreement, MDI has agreed that it will not, among other things, (i) merge or consolidate with, or sell, assign, lease or otherwise dispose of all or substantially all of its assets or acquire all or substantially all of the assets or business of any entity without the lenders' prior written consent; (ii) sell, lease, assign, transfer or otherwise dispose of any of its assets owned at or after September 8, 2000, subject to certain exceptions; (iii) enter into any transactions with any affiliate, subject to certain exceptions including additional loans made by Saferin in accordance with the Loan Agreement; (iv) incur indebtedness, subject to certain exceptions (including the ability to borrow up to an additional $480,000 on the same terms as the Sparacino loan); and (v) cause or suffer to permit any liens to be placed on any of its assets which secure the loans, subject to certain exceptions (including liens securing indebtedness up to $480,000).

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.     Description

99.1            Loan Agreement dated, September 8, 2000, between Robert R.
                Sparacino, Steven M. Saferin, Media Drop-In Productions, Inc. and MDI Entertainment, Inc.

99.2            Promissory Note dated, September 8, 2000, in favor of Robert R.
                Sparacino.

99.3            Promissory Note, dated September 8, 2000, in favor of Steven M.
                Saferin.

99.4 Form of Media Drop-In Productions, Inc. Security Agreement, dated September 8, 2000.

99.5            Form of MDI Entertainment, Inc. Guaranty, dated September 8,
                2000.

99.6            Form of MDI Entertainment, Inc. Security Agreement, dated
                September 8, 2000.

99.7            Form of Warrant, dated September 8, 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      MDI ENTERTAINMENT, INC.
                                                            (Registrant)


Dated    September 12, 2000                      By:  /s/ Steven M. Saferin
         ------------------                      --------------------------
                                                    Steven M. Saferin
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.     Description

99.1            Loan Agreement dated, September 8, 2000, between Robert R.
                Sparacino, Steven M. Saferin, Media Drop-In Productions, Inc. and MDI Entertainment, Inc.

99.2            Promissory Note dated, September 8, 2000, in favor of Robert R.
                Sparacino.

99.3            Promissory Note, dated September 8, 2000, in favor of Steven M.
                Saferin.

99.4 Form of Media Drop-In Productions, Inc. Security Agreement, dated September 8, 2000.

99.5            Form of MDI Entertainment, Inc. Guaranty, dated September 8,
                2000.

99.6            Form of MDI Entertainment, Inc. Security Agreement, dated
                September 8, 2000.

99.7            Form of Warrant, dated September 8, 2000.